UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2016
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-11312
(Commission File Number)

58-0869052
(IRS Employer Identification Number)

191 Peachtree Street NE, Suite 500, Atlanta, Georgia 30303-1740
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 407-1000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Certain Officer.

On July 14, 2016, Cousins Properties Incorporated (the “Company”) announced that M. Colin Connolly has been appointed Executive Vice President and Chief Operating Officer, effective July 14, 2016.

Mr. Connolly, 40, joined the Company in September 2011 as Senior Vice President. He became Senior Vice President and Chief Investment Officer in May 2013 and Executive Vice President and Chief Investment Officer in December 2015. Prior to joining the Company, Mr. Connolly served as Executive Director with Morgan Stanley from December 2009 to August 2011 and as Vice President with Morgan Stanley from December 2006 to December 2009.

Exhibit No.        Exhibit Description

99.1             Press Release, dated July 14, 2016

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2016

COUSINS PROPERTIES INCORPORATED

By: /s/ Pamela F. Roper .
Pamela F. Roper
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
Exhibit No.            Exhibit Description
99.1                     Press Release, dated July 14, 2016

44